UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

May 12, 2010 (May 10, 2010)
Date of Report (Date of earliest event reported)

Pitney Bowes Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

World Headquarters
1 Elmcroft Road
Stamford, Connecticut 06926-0700
(Address of principal executive offices)

(203) 356-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As set forth in Item 5.07 below, the amendments to the Restated Certificate of Incorporation of Pitney Bowes Inc. (the “Company”) and to the Pitney Bowes Inc. Amended and Restated By-laws to (i) declassify the Board of Directors of the Company and (ii) eliminate the supermajority voting requirements set forth therein were approved by the Company’s stockholders at the Annual Meeting of Stockholders held on May 10, 2010 at the Company’s World Headquarters in Stamford, Connecticut (the “Annual Meeting”). The Certificate of Amendment to the Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 12, 2010 and became effective as of May 12, 2010.

          The description above is qualified in its entirety by the Certificate of Amendment to the Restated Certificate of Incorporation and the amendment to the Pitney Bowes Inc. Amended and Restated By-laws, copies of which are attached hereto as Exhibits (3)(a.2) and (3)(b.1) respectively, and are incorporated herein by reference.

ITEM 5.07      Submission of Matters to a Vote of Security Holders.

           The Annual Meeting was held on May 10, 2010. The results of the voting on the matters submitted to the stockholders are as follows:

Proposal 1 – Election of Directors

The following individuals were elected to serve as directors of the Company for three-year terms expiring at the 2013 Annual Meeting of Stockholders.

	Vote For	Vote Against	Abstain	Broker Non-Vote

Linda G. Alvarado	146,861,619	4,454,426	305,374	24,529,906
Ernie Green	146,857,203	4,440,447	323,769	24,529,906
John S. McFarlane	147,950,877	3,340,603	329,939	24,529,906
Eduardo R. Menascé	147,185,087	4,108,922	327,410	24,529,906

Proposal 2 – Ratification of Independent Accountants for 2010

The appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2010 was ratified. The voting results were as follows:

Vote For	Vote Against	Abstain	Broker Non-Vote
173,002,978	2,795,251	353,096	0

Proposal 3 – Amendment of the Certificate of Incorporation and By-laws to provide for the Annual Election of Directors

The amendments to the Restated Certificate of Incorporation and the Pitney Bowes Inc. Amended and Restated By-laws to phase out the classification of the directors and provide for the annual election of directors was approved. The voting results were as follows:

Vote For	Vote Against	Abstain	Broker Non-Vote
174,763,707	969,231	418,387	0

Proposal 4 – Amendment of the Certificate of Incorporation and By-laws to eliminate supermajority voting requirements

The amendments to the Restated Certificate of Incorporation and the Pitney Bowes Inc. Amended and Restated By-laws to eliminate supermajority voting requirements, including the 80% supermajority vote requirements necessary to amend specific sections within the Restated Certificate of Incorporation and the Pitney Bowes Inc. Amended and Restated By-laws were approved. The voting results were as follows:

Vote For	Vote Against	Abstain	Broker Non-Vote
172,678,507	2,866,911	605,907	0

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

Exhibit Number

(3)(a.2)	Certificate of Amendment to the Restated Certificate of Incorporation (as amended May 29, 1996)

(3)(b.1)	Amendment to the Pitney Bowes Inc. Amended and Restated By-laws (effective as of May 10, 2010)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pitney Bowes Inc.

May 12, 2010

/s/ S.J. Green
S.J. Green
Vice President – Finance and
Chief Accounting Officer
(Principal Accounting Officer)